SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)      May 6, 2002
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                             SENTIGEN HOLDING CORP.
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               (Exact Name of Registrant as Specified in Charter)



            Delaware                0-18700                      13-3570672
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(State or Other Jurisdiction    (Commission File           (IRS Employer
    of Incorporation)               Number)                 Identification No.)




580 Marshall Street, Phillipsburg, New Jersey               08865
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(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code   (908) 387-1673
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events

         Sentigen Holding Corp. today issued a press release discussing first quarter 2002 results and highlights. The press release is included as Exhibit
99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits:

                  99.1 Press Release, dated May 6, 2002 announcing March 31, 2002 results.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2002


                                            SENTIGEN HOLDING CORP.


                                            /s/ Fredrick B. Rolff
                                            -----------------------------------
                                            Name:    Fredrick B. Rolff
                                            Title:   Chief Financial Officer,
                                                     Vice President and
                                                     Treasurer